                                  SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             ONE GROUP MUTUAL FUNDS
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                (Name of Registrant as specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

(1) Title of each class of securities to which transaction applies: N/A

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(2) Aggregate number of securities to which transaction applies: N/A

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

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(4)  Proposed maximum aggregate value of transaction: N/A

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(5)  Total fee paid: N/A

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid: N/A

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(2) Form, schedule or registration statement no.: N/A

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(3) Filing Party: N/A

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(4) Date Filed: N/A

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

                             ONE GROUP MUTUAL FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 17, 1999

     Notice is hereby given that a Special Meeting of the Shareholders of One Group Mutual Funds will be held at the offices of The One Group Services Company at 3435 Stelzer Road, Columbus, Ohio, 43219 on Monday, May 17, 1999 at 3:00 p.m. (Eastern Time) for the following purposes:

     1. To elect the Board of Trustees of One Group Mutual Funds.

     2. To ratify the selection of independent accountants.

     3. To approve a change to a fundamental investment restriction by eliminating language which prohibits One Group Mutual Funds from participating on a joint or a joint and several basis in any trading account in securities.

     4. To eliminate a fundamental investment restriction which prohibits One Group Prime Money Market Fund from investing in state, municipal, or private activity bonds.

     5. To approve a change to a fundamental investment restriction which prohibits One Group Prime Money Market Fund from concentrating its investments in a single industry.

     6. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Shareholders of record at the close of business on Thursday, March 11, 1999 are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                                  By Order of the Trustees

                                                  Mark S. Redman
                                                  President and Assistant
                                                  Secretary
April 9, 1999

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             ONE GROUP MUTUAL FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 17, 1999

                                PROXY STATEMENT

     THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (THE "TRUSTEES") OF ONE GROUP MUTUAL FUNDS. The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to One Group Mutual Funds or by appearing personally and electing to vote on Monday, May 17, 1999 at the Special Meeting of Shareholders of One Group Mutual Funds at 3:00 p.m. (Eastern Time) at the offices of The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219 (the meeting and any adjournment of the meeting is referred to in this proxy statement as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by One Group Mutual Funds. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of One Group Mutual Funds or The One Group Services Company (the Trust's administrator pursuant to an administration agreement between The One Group Services Company and One Group Mutual Funds dated as of December 1, 1995). Shareholder Communications Corporation has been retained to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) and the number of shares owned and to confirm that the shareholder has received the proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic or electronically transmitted voting instructions or the proxy generally should contact Shareholder Communications Corporation toll-free at 1-800-645-4497 between the hours of 9:00 a.m. and 11:00 p.m. One Group Mutual Funds estimates that the services provided by Shareholder Communications Corporation will cost approximately $25,000. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

     The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. This proxy statement and the enclosed Notice of Special Meeting and form of Proxy are first being mailed to shareholders on or about April 9, 1999.

     Only shareholders of record at the close of business on March 11, 1999 will be entitled to vote at the Special Meeting. The table below shows the number of shares outstanding on that date:

ONE GROUP FUND                                           SHARES OUTSTANDING
--------------                                           ------------------
One Group Prime Money Market Fund....................    4,370,309,864.014
One Group Municipal Money Market Fund................      777,874,491.410
One Group Ohio Municipal Money Market Fund...........      104,645,997.550
One Group U.S. Treasury Securities Money Market
  Fund...............................................    5,833,396,946.083
One Group Government Money Market Fund...............    3,543,476,356.370
One Group Treasury Only Money Market Fund............      794,542,525.910
One Group Balanced Fund..............................       35,321,622.500
One Group Large Cap Growth Fund......................      111,788,359.188
One Group Large Cap Value Fund.......................       58,224,279.209
One Group Mid Cap Growth Fund........................       55,896,032.415
One Group Mid Cap Value Fund.........................       58,683,912.960
One Group International Equity Index Fund............       36,123,624.568
One Group Equity Index Fund..........................       60,400,228.200
One Group Equity Income Fund.........................       40,885,811.985
One Group Diversified Equity Fund....................       63,223,786.518
One Group Small Cap Growth Fund......................       14,545,650.403
One Group Intermediate Bond Fund.....................       90,705,994.855
One Group Income Bond Fund...........................      108,982,494.515
One Group Government Bond Fund.......................      106,487,929.810
One Group Ultra Short-Term Bond Fund.................       25,575,140.681
One Group Short-Term Bond Fund.......................       58,521,312.917
One Group Treasury & Agency Fund.....................       23,220,190.834
One Group High Yield Bond Fund.......................        3,640,865.115
One Group Intermediate Tax-Free Bond Fund............       54,390,744.983
One Group Municipal Income Fund......................       96,450,495.916
One Group Arizona Municipal Bond Fund................       24,030,042.218
One Group West Virginia Municipal Bond Fund..........       11,229,206.313
One Group Louisiana Municipal Bond Fund..............       19,561,856.926
One Group Ohio Municipal Bond Fund...................       21,014,232.266
One Group Kentucky Municipal Bond Fund...............       14,236,565.809
One Group Investor Growth Fund.......................       21,988,017.640
One Group Investor Growth & Income Fund..............       26,875,585.825
One Group Investor Conservative Growth Fund..........       14,143,959.566
One Group Investor Balanced Fund.....................       25,151,230.193

     Each share of each Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve each proposal may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     One Group Mutual Fund's Declaration of Trust and Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2000. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by One Group Mutual Funds within a reasonable period of time prior to printing and mailing proxy materials for such meeting.

     COPIES OF ONE GROUP'S ANNUAL REPORT DATED JUNE 30, 1998 AND SEMI-ANNUAL REPORT DATED DECEMBER 31, 1998 ARE AVAILABLE UPON REQUEST FROM THE ONE GROUP SERVICES COMPANY, 3435 STELZER ROAD, COLUMBUS, OHIO, 43219 AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-480-4111.

                              SUMMARY OF PROPOSALS

DESCRIPTION OF PROPOSAL                           FUNDS SOLICITED
-----------------------                          -----------------
1.   To elect the Board of Trustees of One           All Funds
     Group Mutual Funds.
2.   To ratify the selection of independent          All Funds
     accountants
3.   To approve a change to a fundamental            All Funds
     investment restriction by eliminating
     language which prohibits One Group
     Mutual Funds from participating on a
     joint or a joint and several basis in
     any trading account in securities.
4.   To eliminate a fundamental investment        One Group Prime
     restriction which prohibits One Group       Money Market Fund
     Prime Money Market Fund from investing
     in state, municipal, or private activity
     bonds.
5.   To approve a change to a fundamental         One Group Prime
     investment restriction which prohibits      Money Market Fund
     One Group Prime Money Market Fund from
     concentrating its investments in a
     single industry.
6.   To transact such other business as may          All Funds
     properly come before the Special
     Meeting.

     One Group Mutual Funds as a whole must approve Proposals 1 and 2. This means that the proposals will pass if approved by the lesser of: (a) 67% or more of the outstanding shares of One Group Mutual Funds as a whole present at the Special

Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of One Group Mutual Funds as a whole.

     Proposal 3 requires approval by each Fund of One Group Mutual Funds. This means that the change in a Fund's fundamental investment policy will be adopted if approved by the lesser of: (a) 67% or more of the outstanding shares of that Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of that Fund.

     Only shareholders in One Group Prime Money Market Fund will vote on Proposals 4 and 5. The proposed changes in the Fund's fundamental investment policies will be adopted if approved by the lesser of: (a) 67% or more of the outstanding shares of One Group Prime Money Market Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of One Group Prime Money Market Fund.

                                   PROPOSAL 1

                         Election of Board of Trustees

     At a meeting held on February 18, 1999, the incumbent Trustees, including the Trustees who are not "interested persons", unanimously approved each nominee to serve as a member of the Board of Trustees, subject to shareholder approval. Five of the nominees currently serve as Trustees of One Group Mutual Funds. In considering the nominees for election as Trustees of One Group Mutual Funds, the incumbent Trustees took into account the qualifications of each of the nominees. Because One Group Mutual Funds does not hold annual meetings, each nominee, if elected, generally will serve until his or her successor is elected and qualified.

     The Board of Trustees oversees the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Fund to the officers of the Trust. The Trustees, in turn, elect the officers of the Funds.

     The incumbent Trustees and the nominees, their addresses, ages and principal occupations during the past five years are set forth below.

                                       POSITION HELD
                                         WITH THE
                                         ONE GROUP     PRINCIPAL OCCUPATION
NAME AND ADDRESS                AGE    MUTUAL FUNDS    DURING THE PAST FIVE YEARS
----------------                ---    -------------   --------------------------
Peter C. Marshall               56      Trustee()C     President, DCI Marketing, Inc.
DCI Marketing, Inc.                                    (November, 1993 to present).
2727 W. Good Hope Rd.                                  Trustee of One Group Mutual
Milwaukee, WI 53209                                    Funds since 1983.

Charles I. Post                 70      Trustee()C     Consultant (July, 1986 to
7615 4(th) Avenue West                                 present). Trustee of One Group
Bradenton, FL 34209                                    Mutual Funds since 1983.

Frederick W. Ruebeck            59      Trustee()C     Director of Investments, Eli
Eli Lilly & Company                                    Lilly and Company (June,
Lilly Corporate Center                                 1988 to present). Trustee of
307 East McCarty                                       One Group Mutual Funds
Indianapolis, IN 46258                                 since 1990.

Robert A. Oden, Jr.             52      Trustee()C     President, Kenyon College
Office of the President                                (1995 to present); Headmaster,
Ransom Hall                                            The Hotchkiss School (1989
Kenyon College                                         to 1995). Trustee of One
Gambier, OH 43022                                      Group Mutual Funds since 1997.

John F. Finn*                   51      Trustee()C     President of Gardner, Inc.
President                                              (1975 to present). Trustee of
Gardner, Inc.                                          One Group Mutual Funds
1150 Chesapeake Ave                                    since 1998.
Columbus, Ohio 43212

Marilyn McCoy                   51          --         Vice President of
Northwestern University                                Administration and Planning
Office of the Vice President                           Northwestern University (1985
Administration & Planning                              to present). Trustee of Pegasus
633 Clark St.-Crown 2-112                              Funds since 1996.
Evanston, IL 60208

                                       POSITION HELD
                                         WITH THE
                                         ONE GROUP     PRINCIPAL OCCUPATION
NAME AND ADDRESS                AGE    MUTUAL FUNDS    DURING THE PAST FIVE YEARS
----------------                ---    -------------   --------------------------
Julius L. Pallone               68          --         President, J.L. Pallone
J.L. Pallone Associates                                Associates (1994 to present).
3000 Town Center                                       Trustee of Pegasus Funds
Suite 732                                              since 1987.
Southfield, MI 48075

Donald L. Tuttle                64          --         Vice President (1995 to
Association for                                        present) and Senior Vice
Management and                                         President (1992 to 1995),
Research                                               Association for Investment
5 Boar's Head Lane                                     Management and Research.
Charlottesville, VA 22901                              Trustee of Pegasus Funds since 1993.

---------

()C Incumbent Trustee.

* John F. Finn is an "interested person" as that term is defined in the Investment Company Act of 1940 due to his ownership of shares of Bank One Corporation, the parent of the investment advisor to One Group Mutual Funds.

     The Trustees meet at least four times each year. During the most recent fiscal year, the Trustees met five times. The incumbent Trustees attended all of the Board meetings. While One Group Mutual Funds does not have standing audit and compensation committees, its does have a standing nominating committee. The nominating committee met two times during the fiscal year ended June 30, 1998. Messrs. Marshall and Ruebeck are members of the nominating committee. The nominating committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of One Group Mutual Funds.

     The Trustees receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from One Group Mutual Funds for the fiscal year ended June 30, 1998.

                               COMPENSATION TABLE

                                           PENSION OR
                                           RETIREMENT
                         AGGREGATE      BENEFITS ACCRUED                         TOTAL
                        COMPENSATION       AS PART OF      ESTIMATED ANNUAL   COMPENSATION
NAME OF PERSON,        FROM ONE GROUP   ONE GROUP MUTUAL    BENEFITS UPON       FROM THE
POSITION                MUTUAL FUNDS    FUNDS' EXPENSES       RETIREMENT       COMPLEX(1)
---------------        --------------   ----------------   ----------------   ------------
Peter C. Marshall,        $47,500          NA                 NA                $50,500
Trustee

Charles I. Post,          $45,500          NA                 NA                $48,500
Trustee

Frederick W. Ruebeck,     $45,500          NA                 NA                $48,500
Trustee

Robert A. Oden, Jr.,      $46,260          NA                 NA                $49,260
Trustee

John F. Finn,             $     0          NA                 NA                $     0
Trustee

---------

(1) "Complex" comprises the funds of One Group Mutual Funds, as well as the portfolios of One Group Investment Trust that were operational as of June 30, 1998.

     Under a Deferred Compensation Plan for Trustees of One Group Mutual Funds adopted at the November 20, 1998 Board of Trustees meeting, the Trustees may defer all or a part of their compensation payable by One Group Mutual Funds and earned by the Trustees for serving as a member of the Board of Trustees, or a member of a committee of the Board. Reimbursement of expenses associated with attending meetings of the Board or a committee of the Board may not be deferred. Neither a specified length of service nor a vesting period are required by the Plan. Under the Plan, the Trustees may specify Class I shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee). The Plan does not obligate One Group Mutual Funds to purchase, hold or dispose of any investments in order to satisfy its obligations under the Plan. However, if One Group Mutual Funds does fund the Plan, all securities will be held solely in the name of One Group Mutual Funds.

     The principal executive officers of One Group Mutual Funds are all officers or employees of BISYS Fund Services, Inc. or its subsidiary, The One Group Services Company. The One Group Services Company is One Group Mutual Funds' administrator and distributor. The officers receive no compensation directly from One Group Mutual

Funds for performing their duties. The officers of One Group Mutual Funds, their addresses, and principal occupations during the past five years are shown below.

POSITION(S) HELD              PRINCIPAL OCCUPATION WITH
NAME AND ADDRESS               ONE GROUP MUTUAL FUNDS        DURING PAST 5 YEARS
----------------              -------------------------    -----------------------

Mark S. Redman                    President and            From November, 1997 to
The One Group                  Assistant Secretary         present, President, The
Services Company                                           One Group Services
3435 Stelzer Road                                          Company; From June,
Columbus, Ohio 43219                                       1995 to November, 1997,
Age: 44                                                    Officer, The One Group
                                                           Services Company; From
                                                           February, 1989 to
                                                           present, employee of
                                                           BISYS Fund Services,
                                                           Inc.

William J. Tomko                    Treasurer              From April, 1997 to
BISYS Fund Services, Inc.                                  present, Chief
3435 Stelzer Road                                          Operating Officer,
Columbus, Ohio 43219                                       BISYS Fund Services,
Age: 40                                                    Inc.; From April, 1987,
                                                           to April, 1997,
                                                           employee, Columbus,
                                                           BISYS Fund Services,
                                                           Inc.

Charles L. Booth                    Secretary              From February, 1998, to
BISYS Fund Services, Inc.                                  present, Chief
3435 Stelzer Road                                          Compliance Officer and
Columbus, Ohio 43219                                       Vice President Fund
Age: 38                                                    Administration BISYS
                                                           Fund Services, Inc.;
                                                           From April, 1988, to
                                                           February, 1998,
                                                           employee, BISYS Fund
                                                           Services, Inc.

Alaina J. Metz                 Assistant Secretary         From June 1995 to
BISYS Fund Services, Inc.                                  present, Chief
3435 Stelzer Road                                          Administrator,
Columbus, Ohio 43219                                       Administration and
Age: 31                                                    Regulatory Services,
                                                           BISYS Fund Services,
                                                           Inc.; from May 1989 to
                                                           June 1995, Supervisor,
                                                           Mutual Fund Legal
                                                           Department, Alliance
                                                           Capital Management.

     The Trustees and officers of One Group Mutual Funds own less than 1% of the outstanding shares of One Group Mutual Funds.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                         VOTE FOR EACH OF THE NOMINEES

                                   PROPOSAL 2

                      Selection of Independent Accountants

     At a meeting held on February 18, 1999, the Trustees, including the Trustees who are not "interested persons", unanimously approved the selection of PricewaterhouseCoopers LLP as the independent accountants for the fiscal year ending June 30, 1999.

     The firm of PricewaterhouseCoopers LLP, formed as a result of the merger of Price Waterhouse, LLP and Coopers & Lybrand, LLP, has extensive experience in investment company accounting and auditing and has served as independent accountants to One Group Mutual Funds since its inception. The financial statements included in One Group Mutual Funds' Annual Report have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the meeting.

     PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with One Group Mutual Funds in any capacity other than as independent accountants.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE SELECTION OF PRICEWATERHOUSECOOPERS LLP

                                   PROPOSAL 3

          Approval of a Change to a Fundamental Investment Restriction
            Which Prohibits Participation in Joint Trading Accounts

     The Board of Trustees is submitting for approval by shareholders of each Fund of One Group Mutual Funds a proposal to amend a fundamental investment restriction. The current restriction and the proposed revision are as follows:

     Current Restriction:   "None of the [Funds of One Group Mutual Funds] may
                            purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account."

     Proposed Restriction:  "None of the Funds of One Group Mutual Funds may
                            purchase securities on margin or sell securities short."

     The Board approved this proposal at a meeting held on February 18, 1999. Fundamental investment restrictions may be changed only with shareholder approval. Approval of this proposal will not result in a change in a Fund's investment objective or investment management.

     Currently, none of the Funds may participate on a joint or joint and several basis in any securities trading account. The proposed change would allow each Fund to realize certain efficiencies and cost savings, while earning a potentially higher rate of return on repurchase agreements and other short-term, money market-type investments. Many securities of this type are sold in denominations which are too large for the Funds to purchase on an individual basis. Purchasing these securities on a joint basis will expand the investment opportunities available to the Funds and may reduce the possibility that cash balances remain uninvested. In addition, joint transactions can be expected to result in certain administrative efficiencies by reducing the number of trade tickets and cash wires that must be processed for each trade. These efficiencies may result in reduced transaction costs.

     Each Fund participating in a joint transaction will be subject to certain requirements imposed by the United States Securities and Exchange Commission. These requirements are intended to ensure that each Fund's interests are protected and that each Fund's participation is on a fair and equal basis. In addition, each Fund's liability will be limited to its interest in the investment; no Fund will be jointly liable for the investments of any other Fund.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                             VOTE FOR THIS PROPOSAL

                                   PROPOSAL 4

           Elimination of a Fundamental Investment Restriction Which Prohibits One Group Prime Money Market Fund from Investing in State, Municipal, or Private Activity Bonds

     One Group Prime Money Market Fund currently is prohibited from investing in municipal securities. These are securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term municipal obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds. Municipal securities produce income that is exempt from Federal income tax.

     Investments in municipal securities involve the following risks:

     - Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

     - Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

        For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.

     - Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

     - Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

     - Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

     The Board of Trustees approved the elimination of this investment restriction at a meeting on February 18, 1999. Elimination of the investment restriction on purchasing state, municipal and private activity bonds will provide Banc One Investment Advisors Corporation with flexibility in making investment decisions on behalf of the Fund and expand the Fund's investment opportunities. One Group Prime Money Market Fund currently anticipates that investments in municipal securities generally will not exceed 5% of the Fund's total assets. Of course, the Fund may invest a larger percentage in municipal securities if market conditions warrant.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                             VOTE FOR THIS PROPOSAL

                                   PROPOSAL 5

          Approval of a Change to a Fundamental Investment Restriction
             Which Prohibits One Group Prime Money Market Fund from
               Concentrating its Investments in a Single Industry

     As a matter of fundamental policy, One Group Prime Money Market Fund currently may not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. A mutual fund's investments are considered to be concentrated in a particular industry if more than 25% of the fund's assets are invested in that industry. One Group Prime Money Market Fund's current policy does not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities, domestic bank certificates of deposit or bankers' acceptance, municipal securities or governmental guarantees of municipal securities. For purposes of this restriction, private activity bonds backed only by the assets and revenues of non-governmental issuers are not considered municipal securities. In addition, under the current policy wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parent.

     The current restriction and the proposed revision are as follows:

     Current Restriction:     The Prime Money Market Fund will not concentrate
                              its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries.

     Proposed Restriction:   The Prime Money Market Fund will not concentrate
                             its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries (except that the Fund may concentrate its investments in securities issued by companies in the financial services industry.)

     The Board of Trustees approved a change in the Fund's investment restrictions at a meeting on February 18, 1999. If shareholders approve this change to the Fund's concentration policy, at least 25% of the Fund's total assets will be invested in securities issued by companies in the financial services industry, although the Fund may temporarily invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions, and if consistent with the best interests of shareholders. The financial services industry includes, but is not limited to, banks, broker-dealers, finance companies and other issuers of asset-backed securities. Securities issued by these companies include bankers' acceptances, certificates of deposit, and asset-backed securities, including commercial paper. It is currently anticipated that asset-backed securities will constitute a significant percentage of the Fund's investments as a result of this change in investment policy. The assets underlying asset-backed securities will consist, among other things, of credit card receivables, leases, and auto and home equity loans. Asset-backed securities have become the dominate type of money market-eligible securities issued over the last several years. The Fund may be able to produce higher yields and increase per issuer diversification by concentrating in the financial services industry. Because a greater number of issuers are participating in the asset-backed market, the Fund's reliance on relatively few corporate issuers will be reduced. Because the Fund's current investment restriction limits its ability to invest in these securities it will become increasingly difficult to invest Fund assets efficiently and effectively. The Fund will not purchase securities issued by Bank One Corporation or any of its affiliates.

     Concentration in obligations issued by the financial services industry may involve a greater exposure to economic, business, political or regulatory developments that may be adverse to the financial services industry. Such developments could involve the following risks:

     - Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

     - Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, which a fall in rates typically causes a rise in values. Finally, key information about security or market may be inaccurate or unavailable.

     - Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of an asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. When obligations are pre-paid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

     - Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

     Under Section 13(a)(3) of the Investment Company Act of 1940, once a mutual fund declares a policy of concentrating its investments in a particular industry or group of industries, it may not change that policy without shareholder approval. Despite this change in policy, the Fund will continue to be subject to
Section 12(d)(3) and Rule 12d3-1 of the Investment Company Act of 1940 which serves to limit a mutual fund's ability to purchase securities of broker-dealers, underwriters and investment advisors.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                             VOTE FOR THIS PROPOSAL

                             ADDITIONAL INFORMATION

The following list shows beneficial ownership by shareholders who, to the best knowledge of One Group Mutual Funds, own more than 5% of the outstanding shares of the Funds as of March 11, 1999:

                                                                   PERCENTAGE
                                                                       OF            TYPE OF
NAME AND ADDRESS                         FUND/CLASS                OWNERSHIP        OWNERSHIP
----------------                         ----------                ----------    ---------------
Carolyn S Ward               Arizona Municipal Bond Fund               29.64%     Beneficial
James D Ward JT TEN          Class B
825 W Annandale
Tucson AZ 85737-6923
Banc One Sec Svgs Plan       Large Cap Growth Fund                     10.93%     Beneficial
100 E Broad Street           Class I
Columbus OH 43215-3607
Banc One Corporation         Large Cap Growth Fund                     10.73%     Beneficial
100 E Broad Street           Class I
Columbus OH 43215-3607
Banc One Corporation         Mid Cap Value Fund                        13.03%     Beneficial
100 E Broad Street           Class I
Columbus OH 43215-3607
Banc One Corporation         Mid Cap Growth Fund                       10.81%     Beneficial
100 E Broad Street           Class I
Columbus OH 43215-3607
The One Group Investor       Mid Cap Value Fund                         6.23%     Record &
  Growth Fund                Class I                                              Beneficial
3435 Stelzer Road
Columbus OH 43219-6004
The One Group Investor       Mid Cap Value Fund                         5.41%     Record &
  Growth & Income Fund       Class I                                              Beneficial
3435 Stelzer Road
Columbus OH 43219-6004
J Noland Singletary          Intermediate Tax-Free Fund                 6.13%     Record &
7350 Bocage Blvd             Class A                                              Beneficial
Baton Rouge LA 70809-1138
Banc One Sec Svgs Plan -     Equity Index Fund                         23.80%     Beneficial
  Equity Fund                Class I
100 E Broad Street
Columbus OH 43215-3607
The One Group Investor       Large Cap Value Fund                       5.17%     Record &
  Growth Fund                Class I                                              Beneficial
3435 Stelzer Road
Columbus OH 43219-6004
NES Group Inc Corp           Ohio Municipal Bond Fund                   6.61%     Beneficial
  Investmt Act               Class I
100 E Broad Street
Columbus OH 43215-3607
Banc One Corporation         International Equity Index Fund           14.97%     Beneficial
100 E Broad Street           Class I
Columbus OH 43215-3607

                                                                   PERCENTAGE
                                                                       OF            TYPE OF
NAME AND ADDRESS                         FUND/CLASS                OWNERSHIP        OWNERSHIP
----------------                         ----------                ----------    ---------------
Gila River Health Care       Short-Term Bond Fund                       5.66%     Record &
  Corporation                Class A                                              Beneficial
P.O. Box 38
Sacaton AZ 85247-0038
Lawrence Mazerac Jr          Louisiana Municipal Bond Fund              5.33%     Beneficial
100 E. Broad Street          Class I
Columbus OH 43215-3607
The One Group Investor       Diversified Equity Fund                    6.00%     Record &
  Growth & Income Fund       Class I                                              Beneficial
3435 Stelzer Road
Columbus OH 43219-6004
The One Group Investor       Diversified Equity Fund                    5.84%     Record &
  Growth Fund                Class I                                              Beneficial
3435 Stelzer Road
Columbus OH 43219-6004
Melvin Skol                  Small Cap Growth Fund                     18.40%     Record &
2811 Scley St                Class C                                              Beneficial
Erie PA 16508-1719
Judith M Torrico             Small Cap Growth Fund                     16.48%     Record &
101 Nicholson St             Class C                                              Beneficial
Buffalo NY 14214-1128
The One Group Investor       Small Cap Growth Fund                     10.53%     Record &
  Growth Fund                Class I                                              Beneficial
3435 Stelzer Road
Columbus OH 43219-6004
The One Group Investor       Small Cap Growth Fund                      6.38%     Record &
  Growth & Income Fund       Class I                                              Beneficial
3435 Stelzer Road
Columbus OH 43219-6004
Banc One Corporation         Balanced Fund                             33.40%     Beneficial
100 E Broad Street           Class I
Columbus OH 43215-3607
Douglas & Lois Peacock       Ohio Municipal Money Market Fund          12.29%     Beneficial
100 E. Broad Street          Class I
Columbus OH 43215-3607
Henny Penny Corp             Ohio Municipal Money Market Fund           7.47%     Beneficial
100 E. Broad Street          Class I
Columbus OH 43215-3607
Elizabeth W. Bertschy        Ohio Municipal Money Market Fund           5.92%     Beneficial
100 E. Broad Street          Class I
Columbus OH 43215-3607
Akron Stadium Reserve        Ohio Municipal Money Market Fund           5.62%     Beneficial
  Account                    Class I
100 E. Broad Street
Columbus OH 43215-3607
Lauralee Howley              Ohio Municipal Money Market Fund           5.53%     Beneficial
100 E. Broad Street          Class I
Columbus OH 43215-3607

                                                                   PERCENTAGE
                                                                       OF            TYPE OF
NAME AND ADDRESS                         FUND/CLASS                OWNERSHIP        OWNERSHIP
----------------                         ----------                ----------    ---------------
Investment Company           Ultra Short Term Bond Fund                 8.85%     Record &
  Institute
1401 H St NW                 Class A                                              Beneficial
Washington DC 20005-2110
Gilia River Health Care      Ultra Short Term Bond Fund                 5.84%     Record &
  Corp.
P.O. Box 38                  Class A                                              Beneficial
Sacaton AZ 85247-0038
The One Group Investor       Ultra Short Term Bond Fund                 5.35%     Record &
  Balanced FD                Class I                                              Beneficial
3435 Stelzer Rd
Columbus OH 43219-6004
Banc One Sec Svgs Pl - Inv   Investor Growth Fund                      21.58%     Beneficial
  Grwth                      Class I
100 E Broad Street
Columbus OH 43215-3607
Virginia R Corrin            Investor Growth Fund                       8.42%     Beneficial
100 E Broad Street           Class I
Columbus OH 43215-3607
Banc One Sec Svgs Plan       Investor Growth & Income Fund             15.69%     Beneficial
100 E Broad Street           Class I
Columbus OH 43215-3607
Revco D.S., Inc. Serp -      Investor Growth & Income Fund             13.96%     Beneficial
  Trust A                    Class I
100 E Broad Street
Columbus OH 43215-3607
Kenosha Carpenters #161      Investor Balanced Fund                     8.83%     Beneficial
  Pens-Mgd                   Class I
100 E Broad Street
Columbus OH 43215-3607
Centennial Liquor            Investor Balanced Fund                     8.05%     Beneficial
  Retirement
  Plan                       Class I
100 E Broad Street
Columbus OH 43215-3607
Banc One Sec Svgs Pl -       Investor Conservative Growth Fund         19.97%     Beneficial
  Inv Con Grwth              Class I
100 E Broad Street
Columbus OH 43215-3607
Kenosha Carpenters #161      Investor Conservative Growth Fund         13.05%     Beneficial
  Pens-Mgd                   Class I
100 E Broad Street
Columbus OH 43215-3607
Bank One Inv Option Plan     Investor Conservative Growth Fund          9.54%     Beneficial
100 E Broad Street           Class I
Columbus OH 43215-3607
Bureau of Workers'           Government Money Market Fund              10.74%     Beneficial
  Compensation
100 E. Broad Street
Columbus OH 43215-3607

                                                                   PERCENTAGE
                                                                       OF            TYPE OF
NAME AND ADDRESS                         FUND/CLASS                OWNERSHIP        OWNERSHIP
----------------                         ----------                ----------    ---------------
Bank One Texas NA            Government Money Market Fund               7.84%     Beneficial
1717 Main St
Dallas TX 75201-4605
Bureau of Workers'           Government Money Market Fund               6.62%     Beneficial
  Compensation
100 E. Broad Street
Columbus OH 43215-3607
Josephine M. Gibson          High Yield Bond Fund                      48.67%     Record &
James L. Gibson Jr. JT TEN   Class A                                              Beneficial
3636 Janlin Ct
Cincinnati OH 45211-6306
Mark A. Beeson               High Yield Bond Fund                       9.12%     Record &
Ann M. Beeson JT Wros        Class A                                              Beneficial
6856 Lakeside Court
Westerville OH 43082-9286
Merle D. Bowling             High Yield Bond Fund                       6.99%     Record &
6161 Teasel Dr               Class A                                              Beneficial
Westerville OH 43082-9280
Banc One Corporation         High Yield Bond Fund                      33.13%     Beneficial
100 E. Broad Street          Class I
Columbus OH 43215-3607
The One Group Investor       High Yield Bond Fund                      27.46%     Record &
  Growth & Income Fund       Class I                                              Beneficial
3435 Stelzer Road
Columbus OH 43219-6004
The One Group Investor       High Yield Bond Fund                      22.85%     Record &
  Growth Fund                Class I                                              Beneficial
3435 Stelzer Road
Columbus OH 43219-6004

     The Trustees know of no matters to be presented at the Special Meeting other than those specified in the attached Notice of Meeting. However, if any other matters come before the Special Meeting, it is intended that the proxies will vote in their discretion.

Dated: April 9, 1999

     IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                    ONE GROUP(R) MUNICIPAL MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Municipal Money Market Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )
6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                      ONE GROUP(R) PRIME MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Prime Money Market Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

4. Approval of the elimination of fundamental investment restriction which prohibits the Fund from investing in state, municipal, or private activity bonds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

5. Approval of the following revised fundamental investment restriction of the Fund:

         The Prime Money Market Fund will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries (expect that the Fund may concentrate its investments in securities issued by companies in the financial services industry).

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )


6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                 ONE GROUP(R) OHIO MUNICIPAL MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Ohio Municipal Money Market Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )
6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

            ONE GROUP(R) U.S. TREASURY SECURITIES MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group U.S. Treasury Securities Money Market Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                   ONE GROUP(R) GOVERNEMENT MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Government Money Market Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                       ONE GROUP(R) LARGE CAP GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Large Cap Growth Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                        ONE GROUP(R) LARGE CAP VALUE FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Large Cap Value Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                        ONE GROUP(R) MID CAP GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Mid Cap Growth Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                         ONE GROUP(R) MID CAP VALUE FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Mid Cap Value Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                  ONE GROUP(R) INTERNATIONAL EQUITY INDEX FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group International Equity Index Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                         ONE GROUP(R) EQUITY INDEX FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Equity Index Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                         ONE GROUP(R) EQUITY INCOME FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Equity Income Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                      ONE GROUP(R) DIVERSIFIED EQUITY FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Diversified Equity Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                       ONE GROUP(R) SMALL CAP GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Small Cap Growth Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                       ONE GROUP(R) INTERMEDIATE BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Intermediate Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                          ONE GROUP(R) INCOME BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Income Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                        ONE GROUP(R) GOVERNMENT BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Government Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                     ONE GROUP(R) ULTRA SHORT-TERM BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Ultra Short-Term Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                        ONE GROUP(R) SHORT-TERM BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Short-Term Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                       ONE GROUP(R) TREASURY & AGENCY FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Treasury & Agency Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                        ONE GROUP(R) HIGH YIELD BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group High Yield Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                  ONE GROUP(R) INTERMEDIATE TAX-FREE BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Intermediate Tax-Free Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                       ONE GROUP(R) MUNICIPAL INCOME FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Municipal Income Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                    ONE GROUP(R) ARIZONA MUNICIPAL BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Arizona Municipal Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                 ONE GROUP(R) WEST VIRGINIA MUNICIPAL BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group West Virginia Municipal Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                   ONE GROUP(R) LOUISIANA MUNICIPAL BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Louisiana Municipal Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                      ONE GROUP(R) OHIO MUNICIPAL BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Ohio Municipal Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                    ONE GROUP(R) KENTUCKY MUNICIPAL BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Kentucky Municipal Bond Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                        ONE GROUP(R) INVESTOR GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investor Growth Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

  1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                   ONE GROUP(R) INVESTOR GROWTH & INCOME FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investor Growth & Income Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                 ONE GROUP(R) INVESTOR CONSERVATIVE GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investor Conservative Growth Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                      ONE GROUP(R) INVESTOR BALANCED FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investor Balanced Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                           ONE GROUP(R) BALANCED FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Balanced Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                  ONE GROUP(R) TREASURY ONLY MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, MAY 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Treasury Only Money Market Fund (the "Fund") on May 17, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Mutual Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

         All of the nominees        FOR     AGAINST    ABSTAIN
         as a group                 (  )     (  )        (  )

         Peter C. Marshall          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Charles I. Post            FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Frederick W. Ruebeck       FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Robert A. Oden, Jr.        FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         John F. Finn               FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Marilyn McCoy              FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Julius L. Pallone          FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

         Donald L. Tuttle           FOR     AGAINST    ABSTAIN
                                    (  )     (  )        (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Mutual Funds.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

3. Approval of the following revised fundamental investment restriction of the Fund:

         None of the Funds of One Group Mutual Funds may purchase securities on margin or sell securities short.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

6. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                             FOR               AGAINST               ABSTAIN
                             (  )               (  )                   (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:  ________________________________ , 1999.



                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

TWO QUICK AND EASY WAYS TO VOTE YOUR PROXY INSTANTLY

As a valued One Group Mutual Funds shareholder, your proxy vote is important to us. That's why we've made it faster and easier to vote your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement, which outlines important issues affecting your fund, select one of the following quick and easy methods to register your vote - accurately and immediately.

VOTE ON-LINE

1.       Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.       Go to Web site WWW.PROXYVOTE.COM.
3.       Enter the 12-digit Control Number found on your Proxy Card.
4.       Cast your vote using the easy-to-follow instructions.

VOTE BY TOLL-FREE PHONE CALL
1.       Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.       Call the toll-free number found on your Proxy Card.
3.       Enter the 12-digit Control Number found on your Proxy Card.
4.       Cast your vote using the easy-to-follow instructions.

*DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.